Exhibit 10.2

AMENDMENT TO PRIORITY AGREEMENT

This Amending Agreement is made as of the 11 day of September, 2026

AMONG:

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

(hereinafter referred to as the "Borrower")

AND: BUSINESS DEVELOPMENT BANK OF CANADA

(hereinafter referred to as "BDC")

AND: ROYAL BANK OF CANADA

(hereinafter referred to as the "Lender")

WHEREAS the Borrower has granted or agreed to grant to BDC a registered security interest, in all or certain of the Borrower’s present and after-acquired personal property, and/or such other security as BDC may from time to time receive from the Borrower to secure present and future debts and obligations of the Borrower to BDC (the “BDC Security”);

AND WHEREAS The Borrower has granted or agreed to grant to the Lender a registered security interest, in all or certain of the Borrower’s present and after-acquired personal property, and/or such other security as the Lender may from time to time receive from the Borrower to secure present and future debts and obligations of the Borrower to Lender (the “Lender Security”);

AND WHEREAS the Borrower, BDC and the Lender entered into a Priority Agreement dated February 11, 2026 (the “Priority Agreement”) to set out the respective priorities of the BDC Security and the Lender Security and to be applicable in respect of both present and future debts and obligations of the Borrower with BDC and the Lender;

AND WHEREAS the Lender has or is in the process of issuing an irrevocable standby letter or credit in favor of BDC for the account of the Borrower in the amount of $3,500,000.00 and the Borrower and BDC have agreed to enter into this Amending Agreement to amend the Priority Agreement.

NOW THEREFORE in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree with each other as follows:

1.
Article 2 of the Priority Agreement is hereby amended by addition Article 2.02(g) as follows:

(g) “SLOC” means the irrevocable standby letter or credit granted by the Lender in favour of BDC for the account of the Borrower in the amount of $3,500,000.00,

2.
Article 5 of the Priority Agreement is hereby amended by adding Article 5.04 as follows:

5.04 For clarity, the parties hereto agree that the standstill provisions set out under Article 5 shall not apply to the SLOC in any way, including BDC’s ability to make demands and receive payments under the terms of the SLOC which they shall be free to do at any time in accordance with the terms of the SLOC.

3.
All capitalized terms used but not otherwise defined herein shall have the meanings respectively ascribed thereto in the Priority Agreement.

4.
This Amending Agreement shall be binding upon and enure to the benefit of the parties and their respective successors and assigns.

5.
This Amending Agreement may be executed in any number of counterparts, each of which shall be deemed an original with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amending Agreement be telecopy or other form of electronic transmission shall be effective as delivery of a manually executed counterpart of this Amending Agreement.

6.
This Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable in Alberta. Each party to this Amending Agreement hereby irrevocably and unconditionally attorns to the non-exclusive jurisdiction of the courts of Alberta and all courts competent to hear appeals therefrom.

7.
The provisions of the Priority Agreement, as amended by the provisions of this Amending Agreement, are hereby ratified, confirmed and approved.

[Signature Page Follows]

IN WITNESS WHEREOF the parties hereto have executed this Amending Agreement as of the day and year first written above.

BUSINESS DEVELOPMENT BANK OF CANADA

Per: /s/ Ken Kerr

Name: Ken Kerr, Director, Corporate Financing

Per: /s/ Cole Godin

Name: Cole Godin, Associate Manager, Corporate Financing

ROYAL BANK OF CANADA

Per: /s/ Matthew Jennings

Name: Matthew Jennings, Director, Corporate Client Group

DIRTT ENVIRONMENTAL SOLUTIONS, INC.

Per: /s/ Fareeha Khan

Name: Fareeha Khan, Chief Financial Officer

I have the authority to bind the Corporation.